Annual Report

December 31, 1999




--------------------------------------------------------------------------------
International Stock Portfolio



T. Rowe Price, Invest With Confidence (registered trademark)

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor


Dear Investor

Stocks around the world surged last year, and foreign markets outperformed the U.S. for the first time since 1994 as measured by the MSCI Europe, Australasia, and Far East (EAFE) Index. Interest rate cuts, reforms and restructuring, mergers and acquisitions, and economic recovery sparked an impressive rebound in developed and emerging markets alike after the crises of 1997-98. Excitement about the rapid growth prospects for New Economy stocks related to telecommunications and the Internet spilled over from the U.S., driving the unmanaged EAFE benchmark up 22.27% in the second half and 27.30% for the year (all returns are cited in U.S. dollars).


PERFORMANCE REVIEW

     Performance Comparison

     Periods Ended 12/31/99                      6 Months            12 Months
     ---------------------------------------------------------------------------
     International Stock
     Portfolio                                     28.45%               33.32%

     MSCI EAFE                                     22.27                27.30

     Lipper Variable Annuity
     Underlying International
     Funds Average                                 31.94                42.88

     The International Stock Portfolio delivered excellent performance in 1999, powered by outstanding gains in the second half, as shown in the table. The fund's returns of 28.45% and 33.32% for the six and 12 months, respectively, exceeded those of the EAFE index. Results were behind the Lipper Variable Annuity Underlying International Funds Average, primarily due to our relative underweighting in Japan versus our competitors. Overweighting the strong Latin American markets (which are not represented in EAFE) and Sweden, and underweighting the weaker U.K. market, aided results compared with the index. Europe on the whole posted merely respectable gains for U.S. investors last year, as the new euro fell 15% against the U.S. dollar. Otherwise, local currency returns in the Eurozone were quite strong. The market advance in the U.K., which is outside the Eurozone, was tepid. Globally, the portfolio's emphasis on the surging consumer electronics sector and underweighting of utilities and insurance were also positive.

     The major factors stimulating international markets were more vigorous international growth and demand, as well as high levels of mergers, acquisitions, and corporate restructuring. Europe benefited from an impressive volume of corporate activity and restructuring as industry consolidation accelerated. Merger and acquisition activity in Europe totaled $1.6 trillion for the year, nearly double the pace of 1998.

     The long-awaited economic upturn in Japan - though lackluster - helped propel the yen up 10% versus the U.S. dollar last year, enhancing the already excellent returns for U.S. investors there. Japan also enjoyed better-than-expected economic performance and an unprecedented level of company restructuring. However, the sharp rise of the yen led to concerns that Japan's exports would be hurt, hindering the economic recovery. Elsewhere in Asia, economies improved more vigorously and tentative steps toward structural reform were taken. Latin American markets rallied strongly, overcoming the devaluation of the Brazilian real in January as well as lingering concerns about the region's large fiscal deficits, rising U.S. interest rates, and political resistance to fiscal reforms, particularly in Brazil.


YEAR-END DISTRIBUTIONS

     Your portfolio's Board of Directors declared a year-end income dividend of $0.07 and a long-term capital gain of $0.22. These were paid on December 16 to shareholders of record on December 14. You should already have received a statement reflecting these distributions.


INVESTMENT REVIEW

     Market Performance

     Six Months             Local            Local Currency              U.S.
     Ended 12/31/99      Currency          vs. U.S. Dollars           Dollars
--------------------------------------------------------------------------------

     France                31.72%                    -2.80%            28.03%

     Germany               29.18                     -2.80             25.56

     Hong Kong             21.58                     -0.19             21.35

     Italy                 18.25                     -2.80             14.94

     Japan                 13.23                     18.26             33.90

     Mexico                19.74                     -1.26             18.23

     Netherlands           18.10                     -2.80             14.79

     Singapore             21.66                      2.19              24.33

     Sweden                51.51                     -0.48             50.78

     Switzerland           10.29                     -2.88             7.11

     United Kingdom         7.17                      2.25              9.58

     Source: RIMES Online, using MSCI indices


Europe

     At the end of December, the portfolio's allocation to Europe represented 58% of assets, down from 67% in June. Within Europe, the U.K. was the largest country exposure at about 15% of total assets (still underweight compared with EAFE). New purchases (as well as additions to existing holdings) focused on companies and sectors that we expect to benefit from the expansion and integration of the Internet and telecommunications arenas; these also led performance for the year.

     Rising U.S. interest rates and the large number of initial public offerings inhibited European equity market performance around midyear. However, economic recovery gathered strength as exports, industrial production, and business confidence picked up across the region, while consumer confidence remained robust. Inflation in the Eurozone and the U.K. was restrained. European stocks advanced strongly in the fourth quarter as enthusiasm for the New Economy stocks grew. Across the region, telecom and Internet-related companies and their suppliers led markets higher. The Swedish and Finnish markets, dominated by Ericsson and Nokia, soared. Germany also charged ahead late in the year as its two largest telecom companies, Deutsche Telekom and Mannesmann surged, and tax changes sparked heavy buying of other sectors. The U.K. and Switzerland were relatively weak, held back by subdued performance in traditional growth sectors such as pharmaceuticals and food manufacturing.

     With growth picking up, the European Central Bank increased interest rates 50 basis points in the fourth quarter to 3.0% in a well-telegraphed, preemptive move. Inflation is still below the European Central Bank target of 2.0%. Significant downward pressure on prices (other than energy) continued due to high unemployment, deregulation, competition, and e-commerce. Outside the Eurozone, U.K. growth remained robust, and the Bank of England raised interest rates twice for a total of 50 basis points (100 basis points equal one percentage point) in the second half to 5.50%. In contrast to the Eurozone, where unemployment is 9.9%, U.K. unemployment has fallen to a 19-year low of 4.1%, and higher wage settlements late in the year reawakened concern about inflation.

     Consolidation among European telecoms took off. The biggest news was mobile telecom leader Vodafone-Airtouch's bid for Germany's second largest telecom, Mannesmann. As the first hostile bid in Germany, the struggle is seen as a test of how shareholder-oriented, as opposed to nationalistic, the German market has become. Initial public offerings of Internet-related companies were massively oversubscribed, and prices soared. One example was Terra Networks, spun off by Spain's leading telecom provider, Telefonica. Reflecting the importance of such New Economy companies, Morgan Stanley added many to its MSCI indices in its quarterly index updates.

     Outside the telecom industry, transactions were concentrated in the banking and pharmaceutical sectors. In Italy, insurance giant Assicurazioni Generali acquired INA. Spain's second and third largest banks BBV and Argentaria merged to become BBVA as a precursor to a cross-border union with Italian bank Unicredito. In the U.K., Royal Bank of Scotland appeared as a second contender for National Westminster Bank, challenging Bank of Scotland's hostile bid. Opposition to Dutch bank ING Groep's friendly offer for French bank CCF seemed to indicate that French banks will be hindered from participating in consolidation. Pharmaceutical companies took steps to shed non-core businesses. For example, AstraZeneca and Novartis agreed to combine their agricultural chemical businesses in a separate company, which will be the world's largest agrochemical business.

     Manufacturers of semiconductor equipment and components related to mobile telecoms and the Internet, such as ASM Lithography of the Netherlands and STMicroelectronics of France, were important contributors to performance. Italy's largest Internet financial services company, BIPOP-Carire SPA, also surged. In other sectors, strongly growing advertising revenues and the announcement of joint ventures to extend its broadcasting and Internet interests buoyed French television broadcaster TF1. Luxury goods firms Gucci Group and Hermes dramatically outperformed other retailers, due to the recovery of Asian demand and the belief that their brand strength would protect them from potential Internet-related price erosion.


PIEGRAPH - Geographic Diversification
12/31/99

     Europe                    58%
     Japan                     21
     Pacific Rim                9
     Latin America              4
     Other and Reserves         8


Far East

     At the end of the year, about 21% of the portfolio was invested in Japan, less than in the EAFE benchmark. Japan's market continued to soar in the past six months, but more than half of the gain owed to the 18% rise of the yen during the period. Leadership was narrow, and performance was concentrated in the exuberant New Economy stocks. The buoyancy of those sectors contrasted with the economy's middling performance. Recently, there has been intermittent strength in industrial production but continued weakness of domestic demand. The Bank of Japan's quarterly survey showed encouraging improvements in business confidence, but also revealed reduced plans for capital expenditure. Weak business and consumer spending continued to leave the economy dependent on exports and government stimulus. As a result, investors are nervous about the impact of protracted yen strength on exports and about the magnitude of Japan's debt level.

     In the third quarter, the announcement that Dai-Ichi Kangyo, Fuji Bank, and the Industrial Bank of Japan would merge led to heavy buying of Japanese banks by foreign investors, propelling the banking sector up. In the fourth quarter, two other major banks, Sumitomo Bank and Sakura announced plans to merge, sparking another flurry of excitement about the sector. However, enthusiasm for banks then moderated as leading bank results revealed levels of nonperforming loans well above expectations.

     Transactions involving telecom companies and their suppliers were in the news and the shares jumped. Japan's largest mobile telecom provider, NTT Mobile Communications Network (NTT DoCoMo) acquired a 19% stake in a Hong Kong mobile business, an important addition to its interests outside Japan. Agreement about merger terms among three smaller telecom businesses - DDI, IDO, and KDD - marked the first step in consolidation amongst Japanese telecoms. Kyocera, the largest shareholder in the merged DDI/IDO/KDD group and a manufacturer of telecom equipment including mobile handsets, established a significant position in the U.S. handset market by acquiring the cell phone production business of Qualcomm. Along with plans to provide Internet banking and the upcoming launch of Internet-compatible PlayStation, Sony's announcement of a share split propelled its price up.

Sector Diversification

                                                      Percent of   Percent of
                                                      Net Assets   Net Assets
                                                         6/30/99     12/31/99
--------------------------------------------------------------------------------

     Services                                              30.2%        31.6%

     Capital Equipment                                     14.4         18.6

     Finance                                               20.2         16.4

     Consumer Goods                                        19.4         14.3

     Energy                                                 8.2          5.8

     Materials                                              3.0          2.4

     Miscellaneous                                           --          1.9

     Multi-Industry                                         1.2          1.5

     Gold Mines                                              --           --

     Reserves                                               3.4          7.5

--------------------------------------------------------------------------------
     Total                                                100.0%       100.0%
--------------------------------------------------------------------------------

     Roughly 9% of the portfolio is invested in the Pacific ex-Japan, overweight versus the benchmark. Just under a quarter of the regional weighting is in Hong Kong, with another quarter in Australia. Here again, techs and telecoms leapt, leaving other sectors far behind. Cellular phones and Internet-compatible mobile phones have great growth potential in the Pacific.

     Late in the second half, concerns about U.S. interest rates were supplanted by optimism for greater-than-expected economic growth, which spread from the smaller economies to laggards Hong Kong and China. Across the region, exports remained strong, underpinned by rising global demand. Domestic consumption responded to the improved environment. Markets applauded the Korean government's steps to contain the financial market impact of conglomerate Daewoo's collapse. Australia's economy remained strong with inflation muted.

     The leading performers last year were China Telecom (Hong Kong), Hong Kong giant Hutchison Whampoa, and Korean technology leader Samsung Electronics. Rapidly growing demand for cellular phone service in mainland China, an improving economic environment, and the agreement on terms for China's admission to the World Trade Organization boosted China Telecom (Hong
     Kong), now one of the world's largest cellular phone operators. Hutchison Whampoa, a trading, transport, telecom, and property conglomerate, took off on the strength of its Internet and telecom-related businesses. Rising demand and firm pricing for technology and telecom components continued to benefit Samsung.


Latin America

     Approximately 4% of the portfolio is in Latin America. Nearly all of our position in the region is in Brazil and Mexico, which ended 1999 in triumph, rising 67% and 80%, respectively, for the year. Continued fiscal discipline, robust oil prices, and strong U.S. demand kept the Mexican economy buoyant. Banking reforms and candidate Labastida's huge success in the ruling PRI party's primary election were positives. A prudent budget for next year was also passed. Brazil's economy was weak but remained stronger than expected. Better fiscal discipline and lower interest rates continued to ward off high levels of inflation, despite the currency's near 33% devaluation since the beginning of the year. The pace of reform to reduce government spending remained slow. However, gains in President's Cardoso's popularity ratings late in the year should strengthen his ability to effect change.

     Our two largest holdings are telecom stocks, Telebras (Brazil) and Telmex (Mexico), which joined in the strength of telecom stocks around the world. Mexican cement producer Cemex and Brazilian energy company Petrobras also outperformed during the year. The upturn in global growth, high cement prices, and Cemex's strong market position spurred gains in the stock. Petrobras surged due to rising oil prices, less government regulation, and new management focused on restructuring.


OUTLOOK

     We expect stronger economic growth in Europe, and fewer positive surprises in other regions. This should pull capital flows back into Europe, lifting stock markets and the euro. Moderate interest rate increases are probable, and inflation may also rise modestly but should remain under control. Technology and productivity improvements, ample manufacturing capacity, high unemployment, deregulation, and the Internet should keep significant downward pressure on prices. High levels of mergers and acquisitions, as well as restructuring, should lift European markets relative to those of other regions, as industry consolidation within countries and across borders accelerates.

     In Japan, the economy is apt to remain weak. The yen may spike higher, but we expect some capital to flow out of Japan and the yen's strength to moderate. The record $89 billion influx of foreign capital that propelled the market last year is not likely to be beaten in 2000. Japanese individuals are expected to increase their stock market investment as their postal savings accounts expire in 2000 and 2001, but businesses are expected to sell more stocks as they unwind cross-holdings in other companies. Transactions and restructuring boosted stocks in 1999, but this year attention should be paid to the pace and extent of the change planned. Given these points and the fact that Japan's market is heavily weighted toward high-priced technology stocks, we expect a weaker market this year.

     Elsewhere in Asia, economic recovery is well under way, and we expect it to continue - albeit at a more modest pace. After a very strong fourth quarter dominated by the Internet stocks, markets may retrace some of their progress in the short term. We are hopeful that the gentle but steady pace of restructuring and reform will continue. Stock selection will remain focused on companies with track records of boosting shareholder value.

     In Latin America, we are optimistic that broad economic recovery can continue in Brazil and that reform will get back on track next year. The risk remains that Congress will oppose fiscal reforms vital to Brazil's longer-term prosperity. Mexico's economic outlook is healthy, although the economy and stock market are closely tied to the U.S. We have become more confident that Mexico's presidential election in July will not disrupt markets. Later in the year, we are hopeful that Mexico will gain investment-grade status, enabling interest rates to fall. But given the strong run that markets have just had, we retain a cautious stance.

     Although we believe the valuations of some New Economy stocks have become excessive, we are enthusiastic about the growth potential of well-managed telecom, Internet-related, and technology companies with strong franchises and business models. International economies are poised for better growth with moderate inflation in 2000. Last year, surprising progress in corporate restructuring and government reform occurred in all regions, and merger-and-acquisition activity exceeded expectations in Europe and Japan. These factors enhance the earnings potential of foreign companies and make us optimistic about the overall performance of international markets in the year ahead.


     Respectfully submitted,



     Martin G. Wade
     President

     January 20, 2000



Portfolio Highlights

Twenty-Five Largest Holdings

                                                 Percent of
                                                 Net Assets
                                                   12/31/99
--------------------------------------------------------------------------------

Sony, Japan                                            1.8%

Nokia, Finland                                         1.8

Mannesmann, Germany                                    1.7

National Westminster Bank, United Kingdom              1.7

Murata Manufacturing, Japan                            1.7

Kyocera, Japan                                         1.7

Nippon Telegraph & Telephone, Japan                    1.5

Telecom Italia Mobile, Italy                           1.4

Cable & Wireless, Hong Kong/United Kingdom             1.2

Shell Transport & Trading, United Kingdom              1.2

NTT Mobile Communications Network, Japan               1.2

Telebras, Brazil                                       1.2

Adecco, Switzerland                                    1.1

NEC, Japan                                             1.1

Telefonica, Spain                                      1.0

Vivendi, France                                        1.0

ING Groep, Netherlands                                 1.0

Nestle, Switzerland                                    1.0

Total Fina, France                                     1.0

Canon, Japan                                           1.0

SmithKline Beecham, United Kingdom                     1.0

Wolters Kluwer, Netherlands                            1.0

ASM Lithography, Netherlands                           1.0

Hennes & Mauritz, Sweden                               1.0

Glaxo Wellcome, United Kingdom                         0.9
--------------------------------------------------------------------------------

Total                                                 31.2%
--------------------------------------------------------------------------------

Note: Table excludes reserves.


Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

SEC Chart: International Stock Portfolio

                                 Lipper Variable Annuity
                                Underlying International         International
              MSCIEAFE Index               Funds Average       Stock Portfolio

3/31/1994            $10,000                     $10,000               $10,000
12/31/1994            10,435                      10,101                10,180
12/31/1995            11,640                      11,330                11,318
12/31/1996            12,380                      13,092                12,982
12/31/1997            12,635                      14,001                13,383
12/31/1998            15,204                      16,030                15,505
12/31/1999            19,355                      22,133                20,672


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

International Stock Portfolio

Periods Ended 12/31/99

                                                      Since        Inception
         1 Year      3 Years       5 Years        Inception             Date

         33.32%       16.77%        15.22%           13.45%          3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.



Financial Highlights

T. Rowe Price International Stock Portfolio

                             For a share outstanding throughout each period
                        -------------------------------------------------------
                             Year
                            Ended
                         12/31/99   12/31/98   12/31/97   12/31/96   12/31/95

NET ASSET VALUE
Beginning of period      $  14.52   $  12.74   $  12.64   $  11.26   $  10.18
                        -------------------------------------------------------
Investment activities
 Net investment
 income (loss)               0.12       0.17       0.12       0.09       0.07

 Net realized and
 unrealized gain (loss)      4.69       1.84       0.27*      1.55       1.06

 Total from investment
 activities                  4.81       2.01       0.39       1.64       1.13

Distributions

  Net investment income     (0.07)     (0.17)     (0.12)     (0.17)     (0.05)

  Net realized gain         (0.22)     (0.06)     (0.06)     (0.09)         -

  In excess of net
  realized gain                 -          -      (0.11)         -          -

  Total distributions       (0.29)     (0.23)     (0.29)     (0.26)     (0.05)

NET ASSET VALUE
End of period              $19.04     $14.52     $12.74     $12.64     $11.26

Ratios/Supplemental Data

Total return(diamond)       33.32%     15.86%      3.09%     14.70%     11.18%

Ratio of total expenses
to average net assets        1.05%      1.05%      1.05%      1.05%      1.05%

Ratio of net investment
income (loss) to
average net assets           0.83%      1.25%      1.10%      1.22%      1.47%

Portfolio turnover rate      25.4%      18.1%      16.6%       9.7%      17.4%

Net assets,
end of period
(in thousands)            $707,330  $ 497,946   $369,400   $210,746    $51,661



(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio. The accompanying notes are an integral part of these financial statements.



Portfolio of Investments

T. Rowe Price International Stock Portfolio
December 31, 1999

                                                      Shares        Value
--------------------------------------------------------------------------------
                                                             In thousands

ARGENTINA  0.2%

Common Stocks  0.2%

Banco de Galicia Buenos
  Aires (Class B) ADR (USD)                           23,618      $   469

Banco Frances del Rio
  de la Plata ADR (USD)                               16,357          387

Telefonica de Argentina
  (Class B) ADR (USD)                                 21,360          660

Total Argentina (Cost $1,400)                                       1,516


AUSTRALIA  2.3%

Common Stocks  2.1%

Brambles Industries                                   39,000        1,078

Broken Hill Proprietary                               65,005          853

Colonial Limited                                     347,950        1,556

Commonwealth Bank of
  Australia                                          103,118        1,776

Lend Lease                                            71,852        1,007

News Corporation                                     205,352        1,994

Publishing & Broadcasting                            209,000        1,596

TABCORP Holdings                                     139,000          941

Telstra                                              368,744        2,004

Telstra, Installment Receipts *                       78,000          275

Westpac Banking                                      243,354        1,679

                                                                   14,759

Preferred Stocks  0.2%

News Corporation                                     145,932        1,250

                                                                    1,250

Total Australia (Cost $11,308)                                     16,009


BELGIUM  1.1%

Common Stocks  1.1%

Dexia (EUR)                                            7,305        1,171

Dexia-STRIP VVPR (EUR) *                               3,309            0

Fortis B (EUR)                                        72,122        2,602

KBC Bancassurance
  Holding (EUR)                                       59,590        3,211

Societe Europeenne des
  Satellites (Class A) (EUR)                           3,328          486

UCB (EUR)                                              8,270          359

Total Belgium (Cost $5,191)                                         7,829


BRAZIL  2.1%

Common Stocks  1.4%

Pao de Acucar GDR (USD)                               30,973      $ 1,001

Telebras ADR (USD)                                    65,445        8,410

Unibanco GDR (USD)                                    18,802          566

                                                                    9,977

Preferred Stocks  0 7%

Banco Itau                                         7,340,700          630

Companhia Energetica
  de Minas Gerais                                 14,334,541          322

Companhia Energetica
  de Minas Gerais ADR
    Sponsored, Nonvoting
    (USD)                                             29,606          663

Pao de Acucar GDR (USD)                                1,555           50

Petrol Brasileiros                                 8,762,069        2,231

Telecomunicacoes
  de Sao Paulo Celular
    (Class B)                                      4,282,641          339

Telesp Participacoes                              24,305,615          589

                                                                    4,824

Total Brazil (Cost $12,411)                                        14,801


CANADA  0.8%

Common Stocks  0.8%

Alcan Aluminum *                                      22,680          933

Celestica (USD)                                       53,110        2,948

Nortel Networks *                                     10,690        1,080

Royal Bank of Canada *                                11,860          522

Total Canada (Cost $3,447)                                          5,483


CHINA  0.1%

Common Stocks  0.1%

Huaneng Power International
  ADR (USD)                                           56,500          597

Total China (Cost $1,146)                                             597


DENMARK  0.3%

Common Stocks  0.3%

Den Danske Bank                                        6,460      $   708

Tele Danmark A/S                                      13,980        1,039

Unidanmark (Class A)                                   4,750          334

Total Denmark (Cost $1,536)                                         2,081


FINLAND  1.8%

Common Stocks  1.8%

Nokia (EUR)                                           70,410       12,767

Total Finland (Cost $1,945)                                        12,767


FRANCE  9.6%

Common Stocks  9.6%

Alcatel Alsthom (EUR)                                 18,888        4,338

Aventis (DAX Exchange) (EUR)                          11,207          655

Aventis (EUR)                                         19,180        1,115

AXA (EUR)                                             30,839        4,300

Banque National de Paris (EUR)                        34,050        3,142

Cap Gemini (EUR)                                      11,370        2,886

Carrefour (EUR)                                       34,272        6,321

Cie de St. Gobain (EUR)                               12,120        2,279

Danone (EUR)                                           2,050          483

Hermes (EUR)                                          10,580        1,597

L'Oreal (EUR)                                            914          733

Lafarge (EUR)                                          6,770          788

Legrand (EUR)                                         11,530        2,745

Pinault Printemps

Redoute (EUR)                                          8,595        2,268

Sanofi Synthelabo (EUR) *                             86,732        3,612

Schneider Electric (EUR)                              45,022        3,535

Societe Generale (EUR)                                10,344        2,407

Sodexho Alliance (EUR)                                19,038        3,370

Television Francaise (EUR)                            12,200        6,391

Total Fina (Class B) (EUR)                            54,399        7,261

Vivendi (EUR)                                         81,654        7,374

Total France (Cost $42,337)                                        67,600


GERMANY  6.0%

Common Stocks  5.9%

Allianz (EUR)                                          8,860        2,981

Bayer (EUR)                                           48,652        2,308

Bayerische Vereinsbank (EUR)                          61,960      $ 4,232

Deutsche Bank (EUR) *                                 43,224        3,646

Deutsche Telekom (EUR)                                53,971        3,860

Dresdner Bank (EUR) *                                 52,886        2,930

Gehe (EUR)                                            47,031        1,824

Mannesmann (EUR)                                      51,000       12,333

Rhoen Klinikum (EUR)                                  22,950          844

SAP (EUR)                                              6,470        3,161

Siemens (EUR) *                                       15,123        1,935

Veba (EUR)                                            40,870        1,992

                                                                   42,046


Preferred Stocks  0.1%

Fielmann (EUR)                                         6,182          186

Fresenius (EUR)                                        2,370          435

                                                                      621

Total Germany (Cost $28,587)                                       42,667


HONG KONG  2.8%

Common Stocks  2.8%

Cable & Wireless                                     376,400        1,087

Cheung Kong Holdings                                 169,000        2,142

China Telecom (HKD)                                  843,000        5,259

CLP Holdings                                         261,000        1,202

Dao Heng Bank Group                                  122,000          629

Henderson Land Development                           259,000        1,666

Hutchison Whampoa                                    332,000        4,826

New World Development                                214,000          482

Pacific Century                                      730,000        1,695

Sun Hung Kai Properties                               86,000          896

Total Hong Kong (Cost $11,012)                                     19,884


INDIA  0.6%

Common Stocks  0.6%

Hindustan Lever                                       24,000        1,241

ICICI ADR (USD)                                       74,347        1,032

Mahanagar Telephone                                  265,000        1,176

Mahanagar Telephone
  GDR (USD) *                                         35,000          397

State Bank of India
  GDR (USD)                                           22,800          282

Total India (Cost $3,995)                                           4,128


IRELAND  0.2%

Common Stocks  0.2%

CBT Group ADR (USD) *                                 38,411      $ 1,289

Total Ireland (Cost $1,167)                                         1,289


ITALY  5.2%

Common Stocks  5.2%

Assicurazioni Generali (EUR)                          68,330        2,258

Banca Popolare di
  Brescia (EUR)                                       58,000        5,133

ENI (EUR)                                            528,655        2,907

Gucci Group (USD)                                     18,584        2,128

Italgas (EUR)                                         86,000          326

Mediolanum (EUR)                                     163,295        2,244

Sanpaolo IMI (EUR)                                   158,041        2,147

Seat Pagine Gialle (EUR) *                           319,000        1,047

Tecnost (EUR)                                        289,800        1,095

Telecom Italia (EUR)                                 388,550        5,480

Telecom Italia Mobile (EUR)                          880,784        9,840

Unicredito (EUR)                                     424,601        2,087

Total Italy (Cost $20,830)                                         36,692


JAPAN  21.3%

Common Stocks  21.3%

Bridgestone                                           38,000          837

Canon                                                176,000        6,994

Citizen Watch                                         53,000          337

Daiichi Pharmaceutical                                34,000          442

Daiwa House                                          111,000          826

DDI                                                      222        3,042

Denso                                                145,000        3,463

East Japan Railway                                       284        1,532

Fanuc                                                 24,200        3,082

Fuji Television Network                                   81        1,110

Fujitsu                                              117,000        5,336

Hitachi                                              133,000        2,135

Honda Motor                                           11,000          409

Ito-Yokado                                            21,000        2,282

Kao                                                  104,000        2,967

Kokuyo                                                55,000          732

Komori                                                49,000          935

Kuraray                                              145,000        1,469

Kyocera                                               45,000       11,672

Makita                                                72,000      $   648

Marui                                                113,000        1,688

Matsushita Electric
  Industrial                                         214,000        5,928

Mitsubishi                                           132,000        1,019

Mitsubishi Heavy
  Industries                                         614,000        2,049

Mitsui Fudosan                                       279,000        1,890

Murata Manufacturing                                  50,000       11,745

NEC                                                  317,000        7,555

Nippon Telegraph
  & Telephone                                            629       10,774

Nomura Securities                                    216,000        3,901

NTT Mobile Communications
  Network                                                219        8,424

Sankyo                                               120,000        2,466

Sekisui Chemical                                     176,000          780

Sekisui House                                        124,000        1,098

Seven-Eleven Japan                                    12,000        1,903

Shin-Etsu Chemical                                    58,000        2,498

Shiseido                                              65,000          948

Softbank                                               1,000          957

Sony                                                  43,200       12,812

Sumitomo                                             236,000        2,289

Sumitomo Bank                                        157,000        2,150

Sumitomo Electric Industries                         231,000        2,670

TDK                                                   43,000        5,938

Tokio Marine & Fire Insurance                         58,000          678

Tokyo Electronics                                      7,000          959

Toppan Printing                                      104,000        1,038

Toshiba                                              440,000        3,359

Uny                                                   67,000          655

Yamanouchi Pharmaceutical                             64,000        2,236

Total Japan (Cost $91,314)                                        150,657


MEXICO  1.6%

Common Stocks  1.6%

Cemex ADR (USD)                                       40,212        1,121

Cemex (Represents 2 Class A
  and 1 Class B shares) *                             82,767          463

Femsa UBD (Represents 1
  Class B and 4 Series
    D shares)                                        216,290          965

Grupo Modelo (Class C)                               252,056          692

Grupo Televisa GDR (USD) *                            22,845      $ 1,559

Kimberly-Clark de Mexico
  (Class A)                                          208,512          814

Telefonos de Mexico
  (Class L) ADR (USD)                                 48,246        5,428

Total Mexico (Cost $5,777)                                         11,042


NETHERLANDS  7.7%

Common Stocks  7.7%

ABN Amro (EUR)                                       107,082        2,675

Akzo Nobel (EUR)                                       9,664          485

ASM Lithography (EUR) *                               62,440        6,938

CSM (EUR)                                             54,482        1,163

Elsevier (EUR)                                       146,154        1,746

Equant (EUR) *                                        22,018        2,500

Fortis NI (EUR)                                      100,180        3,608

ING Groep (EUR)                                      122,125        7,374

Koninklijke Philips
  Electronics (EUR)                                   45,164        6,142

KPN (EUR)                                             12,134        1,184

Royal Dutch Petroleum (EUR)                           63,100        3,868

STMicroelectronics (EUR)                              40,403        6,219

TNT Post Groep (EUR)                                  12,134          348

UTD Pan Europe

Communications (EUR) *                                 8,159        1,044

VNU (EUR)                                             39,750        2,089

Wolters Kluwer (EUR) *                               205,610        6,959

Total Netherlands (Cost $35,817)                                   54,342


NEW ZEALAND  0.2%

Common Stocks  0.2%

Telecom Corporation of
  New Zealand                                        312,000        1,467

Total New Zealand (Cost $1,418)                                     1,467


NORWAY  0.5%

Common Stocks  0.5%

Norsk Hydro                                           16,777          702

Orkla (Class A)                                      166,560        2,870

Total Norway (Cost $3,801)                                          3,572


PORTUGAL  0.3%

Common Stocks  0.3%

Jeronimo Martins (EUR)                                85,060      $ 2,176

Total Portugal (Cost $1,709)                                        2,176


SINGAPORE  0.7%

Common Stocks  0.7%

Singapore Press                                       63,876        1,385

Singapore Telecommunications                         318,000          657

United Overseas Bank                                 347,424        3,066

Total Singapore (Cost $3,732)                                       5,108


SOUTH KOREA  1.1%

Common Stocks  1.1%

Korea Telecom (USD) *                                 33,000        2,467

Pohang Iron & Steel ADR (USD)                         18,074          632

Samsung Electronics                                   17,166        4,021

South Korea Telecom                                      280        1,004

Total South Korea (Cost $4,225)                                     8,124


SPAIN  2.8%

Common Stocks  2.8%

Argentaria Banca de
  Espana (EUR)                                        49,540        1,164

Banco Bilbao Vizcaya (EUR)                            55,920          797

Banco Popular Espanol (EUR)                            8,990          586

Banco Santander Central

Hispano (EUR)                                        298,680        3,382

Empresa Nacional de
  Electricidad (EUR)                                  82,528        1,639

Gas Natural (EUR)                                     41,691          960

Iberdrola (EUR)                                      135,450        1,877

Repsol (EUR)                                          79,553        1,845

Telefonica (EUR) *                                   295,414        7,380

Total Spain (Cost $12,288)                                         19,630


SWEDEN  3.1%

Common Stocks  3.1%

ABB *                                                 13,614        1,659

Atlas Copco (Class B)                                 32,390          921

Electrolux (Class B)                                 145,940        3,670

Ericsson LM                                           45,360        2,916

Hennes & Mauritz                                     200,990        6,732

Nordbanken Holding                                   415,244      $ 2,440

Sandvik (Class B)                                     43,970        1,401

Securitas (Class B)                                  113,644        2,057

Total Sweden (Cost $12,231)                                        21,796


SWITZERLAND  4.3%

Common Stocks  4.3%

ABB *                                                 23,536        2,879

Adecco *                                               9,967        7,762

Credit Suisse Group                                   12,530        2,491

Nestle                                                 4,017        7,359

Roche Holdings
  Participating Certificates                             436        5,175

Swisscom                                               2,087          844

UBS                                                   13,973        3,773

Total Switzerland (Cost $21,079)                                   30,283


TAIWAN  0.9%

Common Stocks  0.9%

Hon Hai Precision Industry                           348,000        2,594

Taiwan Semiconductor
  Manufacturing                                      622,200        3,311

United Microelectronics                              218,000          778

Total Taiwan (Cost $5,762)                                          6,683


UNITED KINGDOM  14.9%

Common Stocks  14.9%

Abbey National                                       157,000        2,509

AstraZeneca Group                                    111,050        4,614

BG Transco Holdings                                  145,620          934

BP Amoco                                             290,000        2,923

Cable & Wireless                                     457,800        7,735

Cadbury Schweppes                                    495,320        2,984

Caradon                                              182,700          457

Centrica                                             137,700          400

Compass Group                                        430,000        5,904

David S. Smith                                       185,000          592

Diageo                                               397,980        3,215

Electrocomponents                                    117,000        1,295

GKN                                                   40,000          623

Glaxo Wellcome                                       236,000        6,694

Hays                                                  27,800          444

Hilton Group                                         226,000          734

HSBC Holdings (HKD)                                  181,200      $ 2,541

John Laing (Class A)                                  72,000          323

Kingfisher                                           590,000        6,531

Marconi                                              193,300        3,430

National Westminster Bank                            570,000       12,282

Rank Group                                            65,340          211

Reed International                                   742,000        5,573

Rio Tinto                                            168,000        4,033

Safeway                                              163,500          567

Shell Transport & Trading                            1,042,500      8,664

SmithKline Beecham                                   548,100        6,985

Tesco                                                644,900        1,958

Tomkins                                              515,592        1,666

Unilever                                             520,035        3,831

United News & Media                                  155,600        1,962

Vodafone Airtouch                                    641,000        3,158

Total United Kingdom (Cost $83,536)                               105,772


SHORT-TERM INVESTMENTS  7.6%

Money Market Funds  7.6%

Reserve Investment Fund
  6.16% #                                            53,892,784    53,893

Total Short-Term Investments
(Cost $53,893)                                                           53,893

Total Investments in Securities
100.1% of Net Assets (Cost $482,894)                                   $707,888


Futures Contracts
In thousands

                                             Contract   Unrealized
                                Expiration   Value      Gain (Loss)
                                ----------   --------   -----------

Long, 39 FTSC 100 Index
Contracts,$ 265,000 of Cash
pledged as initial margin       3/00         $  4,395     $    107

Long, 26 DAX Index Contracts
$ 318,000 of Cash pledged as
initial margin                  3/00            4,602          405

Long, 49 Nekkei 225 Index
Contracts $ 302,000 of Cash
pledged as initial margin       3/00            4,515          177

Net payments (receipts) of
variation margin to date                                      (687)

Variation margin receivable
(payable) on open
futures contracts                                                             2

Other Assets Less Liabilities                                              (560)

NET ASSETS                                                             $707,330
                                                                      ----------

   # Seven-day yield
   * Non-income producing
 ADR American depository receipt
 EUR Euro
 GDR Global depository receipt
 HKD Hong Kong dollar
 USD U.S. dollar

The accompanying notes are an integral part of these financial statements.



Statement of Assets and Liabilities
T. Rowe Price International Stock Portfolio
In thousands

Assets

Investments in securities, at value (cost $482,894)                 $   707,888

Securities lending collateral                                            34,967

Other assets                                                             10,915

Total assets                                                            753,770


Liabilities

Obligation to return securities lending collateral                       34,967

Other liabilities                                                        11,473

Total liabilities                                                        46,440


NET ASSETS                                                          $   707,330
                                                                    ------------

Net Assets Consist of:

Accumulated net investment income
- net of distributions                                              $     1,839

Accumulated net realized gain/loss
- net of distributions                                                    4,850

Net unrealized gain (loss)                                              225,650

Paid-in-capital applicable to 37,155,888
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares of the
Corporation authorized                                                  474,991

NET ASSETS                                                          $   707,330
                                                                    ------------

NET ASSET VALUE PER SHARE                                           $     19.04
                                                                    ------------



The accompanying notes are an integral part of these financial statements.


Statement of Operations

T. Rowe Price International Stock Portfolio
In thousands

                                                                           Year
                                                                          Ended
                                                                       12/31/99

Investment Income (Loss)

Income

  Dividend (net of foreign taxes of $1,198)                         $     8,954

  Interest                                                                1,091

  Securities lending                                                        209

  Total income                                                           10,254

Expenses

  Investment management and administrative                                5,724

Net investment income (loss)                                              4,530


Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                             21,045

  Foreign currency transactions                                            (469)

  Net realized gain (loss)                                               20,576

Change in net unrealized gain or loss

  Securities                                                            149,610

  Futures                                                                   689

  Other assets and liabilities denominated in foreign currencies            (53)

  Change in net unrealized gain or loss                                 150,246

Net realized and unrealized gain (loss)                                 170,822

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $  175,352
                                                                     -=---------

The accompanying notes are an integral part of these financial statements.



Statement of Changes in Net Assets

T. Rowe Price International Stock Portfolio
In thousands

                                                           Year
                                                          Ended
                                                       12/31/99     12/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                       $    4,530   $    5,600

  Net realized gain (loss)                               20,576       (2,665)

  Change in net unrealized
  gain or loss                                          150,246       58,856

  Increase (decrease) in net
  assets from operations                                175,352       61,791

Distributions to shareholders
  Net investment income                                  (2,521)      (5,770)

  Net realized gain                                      (7,924)      (2,036)

Decrease in net assets from distributions               (10,445)      (7,806)

Capital share transactions*
  Shares sold                                           372,834      234,509

  Distributions reinvested                               10,445        7,806

  Shares redeemed                                      (338,802)    (167,754)
  Increase (decrease) in net
  assets from capital

  share transactions                                     44,477       74,561

Net Assets

Increase (decrease) during period                       209,384      128,546

Beginning of period                                     497,946      369,400

End of period                                        $  707,330   $  497,946

*Share information
  Shares sold                                            23,632       16,773

  Distributions reinvested                                  602          561

  Shares redeemed                                       (21,379)     (12,035)

  Increase (decrease) in
  shares outstanding                                      2,855        5,299



The accompanying notes are an integral part of these financial statements.



Notes to Financial Statements
T. Rowe Price International Stock Portfolio
December 31, 1999


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Stock Portfolio (the fund), a diversified, open-end management investment company, is the sole portfolio established by the corporation and commenced operations on March 31, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices. For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

     Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Other assets and Other liabilities respectively, and in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At December 31, 1999, the value of loaned securities was $36,758,000; aggregate collateral consisted of $34,967,000 in the securities lending collateral pool and U.S. government securities valued at $3,416,000.

     Futures Contracts At December 31, 1999, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $141,696,000 and $131,750,000, respectively, for the year ended December 31, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund utilized capital loss carryforwards of $5,671,000 in 1999.

     At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $482,894,000. Net unrealized gain aggregated $224,994,000 at period end, of which $243,895,000 related to appreciated investments and $18,901,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by subsidiaries of T. Rowe Price Associates, Inc. (Price Associates) and Robert Fleming Holdings Limited.

     The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $572,000 was payable at December 31, 1999. The fee, computed daily and paid monthly, is equal to 1.05% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1999, totaled $1,070,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended December 31, 1999, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $1,974,000 with certain affiliates of the manager and paid commissions of $1,000 related thereto.


Report of Independent Accountants

To the Board of Directors of T. Rowe Price International Series, Inc. and Shareholders of International Stock Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Stock Portfolio (comprising T. Rowe Price International Series, Inc., hereafter referred to as the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with custodians and brokers, provide a reasonable basis for the opinion expressed above.



     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 20, 2000


T. Rowe Price International Stock Portfolio

Tax Information (Unaudited) for the Tax Year Ended 12/31/99
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included:

     o $7,924,000 from long-term capital gains, subject to the 20% rate gains category,

     The fund will pass through foreign source income of $7,354,000 and foreign taxes paid of $1,074,000.